Exhibit 99.3

Filed by CA Healthcare Acquisition Corp

pursuant to Rule 425 under the Securities Act of 1933, as amended,

and deemed filed pursuant to Rule 14a-12

under the Securities Exchange Act of 1934, as amended

Subject Company: CA Healthcare Acquisition Corp.

Commission File No. 001-39947

On April 7, 2021, Larry Neiterman, Chairman and CEO of CA Healthcare Acquisition Corp. (“CAHC”), and Ron Zwanziger, Chairman and CEO and Co-founder of LumiraDx Limited (“LumiraDX”), delivered a webcast regarding the proposed business combination between CAHC and LumiraDx. The following is a transcript of the webcast, which is being provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination.

INTRODUCTION

Thank you for joining this webcast to discuss CA Healthcare Acquisition Corp.’s definitive merger agreement with LumiraDx Limited to form a Nasdaq-listed next-generation point of care diagnostics testing company. Before we discuss this very exciting announcement, we would like to direct you to some important disclaimers in our press release and the investor presentation posted on CAHC’s website. Please note that today’s webcast is neither an offering of securities nor a solicitation of a proxy vote. The information discussed today is qualified in its entirety by the registration statement on Form F-4, containing a prospectus/proxy statement, that CA Healthcare and LumiraDx will file with the SEC in the future. The shareholders of CA Healthcare are urged to read those filings carefully when they become available because they will contain important information about the proposed transaction. Additionally, during the presentation we will make certain forward-looking statements that reflect our current views related to our future financial performance, future events, and industry and market conditions, as well as forward-looking statements related to the business combination, including the timing, proceeds and benefits of the transaction. These forward-looking statements that are subject to risks and uncertainties.

I will now turn things over to Larry Neiterman, Chairman and CEO of CA Healthcare Acquisition Company, and Ron Zwanziger, Chairman and CEO and Co-founder of LumiraDx, for their presentations.

LARRY NEITERMAN

Good morning, this is Larry Neiterman. I’m excited that you could join me and thrilled to be here with Ron to discuss LumiraDx’s transformational point-of-care diagnostics solutions and the unique investment opportunity for CAHC’s shareholders. This transaction, which represents an enterprise value of approximately $5 billion, can deliver outstanding long-term value for our shareholders while driving a transformation in healthcare that will speed decisions and save lives.

LumiraDx’s next generation platform, which is already being deployed around the world with major partners including CVS Health, Britain’s National Health Service and the Bill and Melinda Gates Foundation, was built with a vision to make diagnostic testing and screening widely available everywhere – from doctors’ offices and pharmacies to schools and airports – in the world’s most advanced economies and low- and middle-income countries. This single device is designed to perform a broad menu of tests for 30-plus common health conditions, and deliver lab-comparable performance at a low cost and with results in less than 12 minutes.

CAHC was formed to invest in a high-growth healthcare company positioned for long-term success as a public company – and this transaction with LumiraDx hits the strategic bullseye:

•	LumiraDx has a proven next-generation solution that is already demonstrating healthcare and economic benefits over legacy POC solutions and central labs, and a clear strategy to grow its share in the large and underpenetrated market for diagnostic testing estimated at more than $50 billion globally.

•	The scale of LumiraDx’s growth opportunities lies in its platform, which makes possible a transformational shift in the diagnostic testing and screening market – and in its pipeline of more than 30 tests for common health conditions, including infectious disease, cardiovascular disease, diabetes, and coagulation disorders.

•	LumiraDx has commercial-scale manufacturing and operations, well known strategic partners, and more than 800 customers including governments, health systems, pharmacy chains, major companies and global health foundations that are helping to deploy the platform in 60 countries to date.

•	Strong revenue growth and demand for LumiraDx’s solutions is being driven in the near-term by demand for fast, low-cost COVID-19 tests – in addition to INR and D-Dimer tests that are already available in some markets. 2021 revenues are projected to grow to $600 million to 1 billion, up from $139 million last year, as LumiraDx expands platform usage globally and readies the launch of its Amira mass screening system.

•	LumiraDx is already well capitalized to fund its growth and support increasing product demand, continued R&D activities and commercial and manufacturing expansion. The merger transaction will provide $115 million in additional cash, assuming no redemptions by CAHC shareholders. This is in addition to LumiraDx’s estimated cash balance of $334 million as of March 31. The company also announced it secured $400 million in new debt financing. Since its founding, LumiraDx has raised $700 million in equity capital from notable investors Morningside Ventures, U.S. Boston Capital Corporation, The Bill & Melinda Gates Foundation, and Petrichor Healthcare Capital Management. I am pleased to share that no LumiraDx shareholders will be selling as part of this transaction and all proceeds will be used to fund growth.

•	Finally, LumiraDx’s management team has a proven track record of successful ventures and value creation. Ron and his team founded LumiraDx in 2014 after previously founding and growing a number of successful diagnostic companies that were then sold to global healthcare companies for more than $10 billion in total enterprise value. The team’s previous leadership experience includes Alere, the industry’s largest point of care testing business, which was sold to Abbott in 2017.

I am excited to say that Ron Zwanziger, his co-founders and seasoned management team will lead the combined company, which will be renamed LumiraDx, after the close of this transaction. And with that, it’s my pleasure to hand it over to Ron.

RON ZWANZIGER

Thanks, Larry. For those of you listening in and especially for those of you hearing about LumiraDx for the first time, I’d like to say a few words about our vision, our platform, our pipeline and how we are commercializing and scaling this opportunity.

The biggest insight you should take away today is that the world is at the tipping point of a transformation of community care, and we expect LumiraDx is the change agent.

The global pandemic exposed the gap in testing and the need for a next-generation technology that has both performance and speed advantages over traditional testing in the community and in the lab. The ability of our point-of-care solutions to provide lab-quality tests at a low cost and with results available in minutes will change the way healthcare pathways are currently practiced, improving patient outcomes, and reducing costs to the health care systems.

That was our vision when my partners and I founded LumiraDx to drive a transformation in healthcare that will speed decisions and save lives. Our diagnostic solutions are designed to be affordable and accessible for every individual around the world.

And that is the opportunity that investors are buying into today through this transaction. Our platform will deliver outstanding growth as we grow LumiraDx’s share of the more than $50 billion global market for diagnostic testing. That figure does not include the near-term market demand for fast, accurate COVID testing, which has been estimated at $5 to $15 billion.

COVID-19 has demonstrated how important it is to have rapid and highly accurate diagnostic tests, at mass scale, and available everywhere. Defeating COVID-19 will require an adaptive, sustained solution that includes both vaccination and continuous mass testing for the foreseeable future. The limit of detection of our platform directly minimizes false negatives, and that is a critical advantage of LumiraDx over other solutions to enable the reopening of economies, including the workplace, air travel and hospitality, sporting and cultural events, our schools and communities with safety and confidence.

Let me explain the platform and how it works to deliver a step-change in testing over legacy POC and central labs tests.

LumiraDx innovative diagnostic testing platform has been developed since 2014 and is designed to offer a broad menu of tests with lab-comparable performance at a low cost and with results in less than 12 minutes at the point of care. The platform is designed to go wherever the patient is, whether this is in a hospital, medical office, pharmacy, or in other non-traditional settings such as schools or airports. It simplifies, scales down, and integrates principles used in lab systems, to deliver accurate results compared to laboratory reference assays across a number of parameters, in a portable, easy-to-use point of care solution.

The Platform was designed to integrate the most commonly used assay technologies such as enzyme, immunoassay, molecular and electrolytes as well as sample types such as swab, saliva, and blood. The multi-channel, low-cost test strips allow for precise control and optimization of each test. Finally, our platform enables data reporting, analytics and decision support which is critical in controlling the spread of infectious diseases.

We have a high sensitivity antigen test for COVID-19 on the LumiraDx Platform that we are continuing to deploy more broadly together with the National Health Service and Boots pharmacy chain in the UK, CVS Health in the U.S., a significant number of accident and emergency rooms in Italy and other parts of Europe, and in partnership with the Bill and Melinda Gates Foundation in a growing number of African countries where access to laboratory diagnostics is limited.

The LumiraDx COVID-19 antigen test demonstrated 97.6% positive agreement and 96.6% negative agreement with PCR in patients within 12 days of symptom onset. It is the fastest, most sensitive SARS-CoV-2 antigen point of care test currently commercially available. Our limit of detection is far superior to lateral flow which leads to much better sensitivity – the EUA data shows that a large portion of COVID-19 patients are potentially missed by antigen lateral flow tests that are detected by our test. Published data shows lateral flow tests may deliver false negatives, missing anywhere from 10-30% COVID-19 cases that can be detected using our next gen microfluidics technology. In addition, our viable testing window of 12 days from onset of symptoms is nearly double that compared to other antigen tests. In both symptomatic and asymptomatic individuals, clinical data indicates high sensitivity compared to lateral flow. As our technology continues to develop, you can expect to see this performance gap widen.

The LumiraDx Platform menu also includes the INR test, commercially available in Europe, COVID-Antibody and D-Dimer tests, available in limited quantities in Europe. Each of these have high levels of accuracy comparable to central lab-based tests and all have achieved CE Mark. Our ability to offer these multiple tests on one platform can make an enormous difference. For example, having INR and D-Dimer on the same platform can support diagnosis for coagulation and blood clotting disorder, leading to faster decisions that can save lives.

Later this year, LumiraDx also plans to launch Amira, subject to regulatory approval or clearance. Amira is a low-cost high-performance mass-screening and home testing system designed for a broad range of health conditions. In the near-term, Amira will deliver fast, accurate COVID-19 testing to support widespread efforts to safely reopen the economy. We anticipate the retail price of Amira will be $2-4 per test, significantly lower than many existing COVID-19 tests currently on the market. We submitted a pre-EUA request to FDA in March and plan to achieve CE Mark for POC and over-the-counter applications in the fall of 2021.

The long-term transformational impact and scaling opportunity for LumiraDx is in our pipeline. We have a pipeline of 30+ assays across common health conditions including infectious disease, cardiovascular disease, diabetes, and coagulation disorders – representing a total addressable market of more than $50 billion. The menu of tests we are working on includes Flu, CRP, HbA1c, high sensitivity troponin I, and HIV.

A number of regulatory submissions to expand the menu of available tests are planned or underway in the U.S., EU, UK, Japan as well as many other countries.

Finally, we have a robust plan, infrastructure and channel strategy for commercializing and scaling our opportunities. LumiraDx has more than 1,200 employees across 17 countries, R&D and manufacturing centers in Scotland, England and the U.S., and sales and marketing operations across Western Europe, the U.S., Japan, South Africa, Colombia and Brazil. As Larry mentioned, we are well capitalized, we previously raised $700 million in capital, BioPharma Credit PLC and its subsidiaries recently provided a $300 million loan and in addition, Capital One has committed $100 million on an asset-based revolving credit facility.

The opportunity to become a Nasdaq-listed company and the new public recognition this provides will solidify our already growing presence in the point of care testing market. I’ve known members of the CAHC sponsor group for years and with this transaction we had a great opportunity to move forward with a partner we know well.

In sum, we created this company before COVID and the pandemic is simply proving out our vision and validating our platform. Our platform enables a number of lab-performance quality tests in the POC setting at a low cost. Lumira DX expects to transform community care through the use of the LumiraDx platform. That is our core mission: Enabling better health outcomes at a lower cost. We hope you’ll join us in this transformation, and we look forward to working with you.

LARRY NEITERMAN

Thank you, Ron. And for our shareholders and other investors and market participants, we look forward to communicating with you in the coming days and weeks to build your understanding of LumiraDx’s platform, pipeline and potential to transform healthcare.

Forward-Looking Statements

Certain statements in this document may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or CAHC’s or LumiraDx’s future financial or operating performance. For example, projections of future revenue, total addressable market and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by CAHC and its management, and LumiraDx and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: 1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement with respect to the business combination; 2) the outcome of any legal proceedings that may be instituted against CAHC, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; 3) the inability to complete the business combination due to the failure to obtain approval of the shareholders of CAHC or LumiraDx, to obtain financing to complete the business combination or to satisfy other conditions to closing; 4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; 5) the ability to meet the Nasdaq’s listing standards following the consummation of the business combination; 6) the risk that the business combination disrupts current plans and operations of LumiraDx as a result of the announcement and consummation of the business combination; 7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers, manufacturers and suppliers and retain its management and key employees; 8) costs related to the business combination; 9) changes in applicable laws or regulations; 10) the possibility that LumiraDx or the combined company may be adversely affected by other economic, business and/or competitive factors; 11) LumiraDx’s estimates of its financial performance; and 12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in CAHC’s Registration Statement on form S-1 filed with the SEC on January 8, 2021 and the registration statement on Form F-4 and proxy statement/prospectus discussed below. Nothing in this document should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither CAHC nor LumiraDx undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Use of Projections

This document contains financial forecasts of LumiraDx, namely LumiraDx’s projected revenue for 2021. Neither LumiraDx’s independent auditors, nor the independent registered public accounting firm of CAHC, audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this document, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this document. These projections should not be relied upon as being necessarily indicative of future results. The projected financial information contained in this document constitutes forward-looking information. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in this document, and the inclusion of such information in this document should not be regarded as a representation by any person that the results reflected in such projections will be achieved.

Additional Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, LumiraDX intends to file with the SEC a registration statement on Form F-4 containing a preliminary proxy statement of CAHC and a preliminary prospectus of LumiraDx, and after the registration statement is declared effective, CAHC will mail a definitive proxy statement/prospectus relating to the proposed business combination to its shareholders. This document does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. CAHC’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about LumiraDx, CAHC and the proposed business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of CAHC as of a record date to be established for voting on the proposed business combination. Such shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to CA Healthcare Acquisition Corp., 99 Summer Street, Suite 200 Boston, MA 02110.

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation

CAHC and its directors and executive officers may be deemed participants in the solicitation of proxies from CAHC’s shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in CAHC is contained in CAHC’s Registration Statement on form S-1 filed with the SEC on January 8, 2021, which is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

LumiraDx and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of CAHC in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination when available.